UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019

EACO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Avenue Anaheim, CA 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not applicable
(Former name or Former Address if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EACO	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Bisco Industries, Inc. (“Bisco”), a wholly-owned subsidiary of EACO Corporation (”EACO”), entered into two separate business loan agreements with Citizens Business Bank (each, a “Loan Agreement” and collectively, the “Loan Agreements”), both of which were dated July 12, 2019, however, such agreements (and ancillary documents) were not signed until July 15, 2019 and did not become binding upon Bisco or EACO until July 18, 2019. Bisco and EACO are sometimes collectively referred to herein as the “Company.”

Modification of $10 Million Line of Credit

The first Loan Agreement modifies Bisco’s existing $10 million line of credit with Community Bank, which bank was previously acquired by CVB Financial Corp., the parent company of Citizens Business Bank. In August 2018, Community Bank was merged with and into Citizens Business Bank. While Bisco technically entered into a new Loan Agreement with Citizens Business Bank to reflect Citizens Business Bank as the surviving corporation in the merger as the lender (the “Lender”), Bisco entered into a Change in Terms Agreement with the Lender to modify the terms of its existing line of credit pursuant to its original Promissory Note dated July 14, 2016 with Community Bank. Pursuant to this Change in Terms Agreement, Bisco’s existing line of credit with the Lender was modified (i) to extend the expiration date of the line of credit under this Loan Agreement to July 5, 2021; (ii) to change the monthly payment date to the fifth of every month; (iii) to modify the variable interest rate on the line of credit, which is subject to change from time to time based on changes in an index, which is the Lender’s bank prime rate of index; (iv) to modify the interest rate options available to Bisco under this line of credit; and (v) to replace the preferred rate of interest with a discounted rate. The index rate for this line of credit is currently 5.5% per annum.

Under this line of credit, Bisco may borrow from the Lender up to $10,000,000 from time to time. EACO continues to guarantee the performance of all of Bisco’s obligations under this line of credit and has entered into a new Commercial Guaranty with the Lender to reflect the merger and this continuing guaranty.

New Loan Agreement

Bisco also entered into a new Loan Agreement with the Lender to borrow up to $5 million from the Lender (the “Real Estate Loan”) for the primary purpose of financing tenant improvements on the real property located at 5037 and 5065 East Hunter Avenue, Santa Ana, California (the “Property”), which will serve as the Company’s new corporate headquarters. This Property is owned by a trust beneficially owned and controlled by Mr. Glen F. Ceiley, the Chief Executive Officer, Chairman of the Board and majority stockholder of EACO (the “Trust”). Bisco is currently negotiating the terms of the lease for such Property from the Trust. The Real Estate Loan is a line of credit evidenced by a Promissory Note (the “Real Estate Note”) in the principal amount of up to $5,000,000 with a maturity date of May 15, 2027. The terms of the Real Estate Note provide that Bisco may only request advances through July 15, 2020, and thereafter, the Real Estate Loan will be a term loan. Interest on the Real Estate Note is payable monthly subject to variable interest rates based on the bank’s internal prime rate.

Concurrent with the execution of this Loan Agreement and related Real Estate Note, Bisco entered into a Commercial Security Agreement, also dated July 12, 2019, with the Lender (the “Security Agreement”), pursuant to which Bisco granted the Lender a security interest in substantially all of Bisco’s personal property to secure Bisco’s obligations under the Loan Agreement.

The Trust has also guaranteed Bisco’s obligations under the Real Estate Loan and granted a Deed of Trust on the Property to Fidelity National Title Company as trustee for the benefit of the Lender and has also entered into an Assignment of Leases and Rents with the Lender dated July 12, 2019.

Each of the Loan Agreements contain customary affirmative and negative financial and other covenants. The Loan Agreements provide for several events of default including, any change in ownership of 25% or more of the common stock of Bisco. Upon an event of default, Citizens Business Bank may, among other remedies, accelerate the payment of all indebtedness, charge default interest and take possession of the collateral in which it has been granted a security interest.

The foregoing descriptions of the Loan Agreements, the related Promissory Notes, the Commercial Security Agreement, the Change in Terms Agreement and the Commercial Guaranty do not purport to be complete and are qualified in their entirety by reference to the actual documents which are attached to this report as exhibits and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Business Loan Agreement dated July 12, 2019 between Bisco Industries, Inc. and Citizens Business Bank ($10,000,000 line of credit).
10.2	Change In Terms Agreement dated July 12, 2019 between Bisco Industries, Inc. and Citizens Business Bank ($10,000,000 line of credit).
10.3	Commercial Guaranty dated July 12, 2019 of EACO Corporation ($10,000,000 line of credit).
10.4	Business Loan Agreement dated July 12, 2019 between Bisco Industries, Inc. and Citizens Business Bank ($5,000,000 loan).
10.5	Promissory Note dated July 12, 2019 made by Bisco Industries, Inc. in favor of Citizens Business Bank in the original principal amount of $5,000,000.
10.6	Commercial Security Agreement dated July 12, 2019 between Bisco Industries, Inc. and Citizens Business Bank ($5,000,000 loan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION

Date: July 24, 2019	By:	/s/ Michael Narikawa
Michael Narikawa, Principal Accounting Officer